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                                                                    EXHIBIT 11


                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this amended registration statement on Form N-1A of our report dated July 18, 1997, on our audit of the financial statements of Dominion Insight Growth Fund. We also consent to the reference to our firm in the prospectus.


                        /s/ KINDER & WYMAN, P.C.

                        KINDER & WYMAN, P.C.



Irving, Texas
August 28, 1997